THIS DOCUMENT IS A COPY OF THE 8-K/A 2 FILED ON MARCH 18, 1997 PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION


                             FORM 8-K/A 2

                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.   20549

                   AMENDMENT TO APPLICATION OR REPORT
               Filed pursuant to Section 13 or 15 (d) of
                  THE SECURITIES EXCHANGE ACT OF 1934


                      CENTRAL PARKING CORPORATION
           (Exact name of registrant as specified in charter)

                               AMENDMENT

The undersigned registrant hereby ammends the following items, financial statements, exhibits or other portions of its current report on Form 8-K dated January 15, 1997, and subsequent amendedment on Form 8-K/A dated January 16, 1997, related to the acquisition of Civic Parking, L.L.C. as set forth in the pages attached hereto:


Item 7 (a)    FINANCIAL STATEMENTS OF CIVIC PARKING, L.L.C.

                 PRE-ACQUISITION AUDITED FINANCIAL STATEMENTS OF
                 CIVIC PARKING, L.L.C.

                    Report of Independent Accountants
                    Pre-Acquisition Balance Sheet
                    Statement of Income and
                      Pre-Acquisition Members' Equity
                    Statement of Pre-Acquisition Cash Flows
                    Notes to Financial Statements

                 AUDITED STATEMENTS OF DIRECT REVENUES AND EXPENSES
                 OF CIVIC CENTER CORPORATION
                     Independent Auditors' Report
                     Statements of Direct Revenues and
                       Expenses for the period from
                       January 1, 1996 to March 20, 1996
                       and the year ended December 31, 1995
                     Notes to Statements of Direct Revenues and Expenses


  Item 7 (b)  PRO FORMA FINANCIAL STATEMENTS



                 Pro Forma Condensed Consolidated Balance Sheet at
                   December 31, 1996
                 Pro Forma Condensed Consolidated Statement of
                   Earnings for the three months ended
                   December 31, 1996 and the Year ended
                   September 30, 1996
                 Notes to Pro Forma Consolidated Financial Information

                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                        CENTRAL PARKING CORPORATION
                        (Registrant)





March 17, 1997          By:/s/  Stephen A. Tisdell
                                Stephen A. Tisdell
                                Chief Financial Officer
                                (Principal Financial and Accounting Officer)

ITEM 7 (a)   FINANCIAL STATEMENTS OF CIVIC PARKING, L.L.C.

PRE-ACQUISITION AUDITED FINANCIAL STATEMENTS OF CIVIC PARKING, L.L.C.





                        CIVIC  PARKING,  L.L.C.

               FINANCIAL  STATEMENTS  AND  AUDIT  REPORT

                           December 31, 1996


                         ---------------------

                        CIVIC  PARKING,  L.L.C.

                                CONTENTS





   REPORT OF INDEPENDENT ACCOUNTANTS                      [ 1 ]

   PRE-ACQUISITION BALANCE SHEET                          [ 2 ]

   STATEMENT OF INCOME AND PRE-ACQUISITION
     MEMBERS' EQUITY                                      [ 3 ]

   STATEMENT OF PRE-ACQUISITION CASH FLOWS                [4/5]

   NOTES TO FINANCIAL STATEMENTS                          [6/9]

                  REPORT  OF  INDEPENDENT  ACCOUNTANTS


To the Members
Civic Parking, L.L.C.
St. Louis, Missouri

We have audited the accompanying pre-acquisition balance sheet of Civic Parking, L.L.C. as of December 31, 1996, and the related statements of income and pre-acquisition members' equity and pre-acquisition cash flows for the period from March 21, 1996 (date operations commenced) through December 31, 1996. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Civic Parking, L.L.C. as of December 31, 1996, and the results of its operations and its cash flows for the period from March 21, 1996 through December 31, 1996, immediately prior to the acquisition of the company, in conformity with generally accepted accounting principles.


        JOSEPH DECOSIMO AND COMPANY, LLP
     /S/Joseph Decosimo and Company, LLP

        Chattanooga, Tennessee
        January 31, 1997




                             [PAGE 1 OF 9]

                        CIVIC  PARKING,  L.L.C.
                    PRE-ACQUISITION  BALANCE  SHEET
                           December 31, 1996
                             (in thousands)

ASSETS

Land                                                            $  18,562
Property                                                           44,580
Furniture and Fixtures                                              1,660
                                                                -----------
                                                                   64,802
Accumulated Depreciation                                         (  1,089)
                                                                -----------
                                                                   63,713

Receivables                                                           253
Prepayments                                                            48
                                                                -----------
TOTAL ASSETS                                                    $  64,014
                                                                ===========

LIABILITIES AND MEMBERS' EQUITY

LIABILITIES
  Accounts Payable                                              $     297
  Tenant Deposits                                                      33
  Deferred Revenue                                                      6
                                                                -----------
     Total Liabilities                                                336

MEMBERS' EQUITY                                                    63,678
                                                                -----------
TOTAL LIABILITIES AND MEMBERS' EQUITY                           $  64,014
                                                                ===========

The accompanying notes are an integral part of the financial statements.

                             [PAGE 2 OF 9]

                        CIVIC  PARKING,  L.L.C.
     STATEMENT  OF  INCOME  AND  PRE-ACQUISITION  MEMBERS'  EQUITY
          Period from March 21, 1996 through December 31, 1996
                             (in thousands)

REVENUES
  Parking Garage Revenue                                        $   8,546
  Other Parking Revenue                                               320
                                                                -----------
                                                                    8,866
                                                                -----------
EXPENSES
  Operating - Parking Garages                                       1,760
  Operating - Other                                                   108
  Depreciation                                                      1,102
  Amortization                                                        188
  General and Administrative                                          307
  Property Taxes - Parking Garage                                     700
  Property Taxes - Other                                               26
                                                                -----------
                                                                    4,191
                                                                -----------
INCOME FROM OPERATIONS                                              4,675
                                                                -----------
OTHER INCOME (EXPENSES)
  Interest Income                                                       7
  Interest Expense                                               (  3,250)
                                                                -----------
                                                                 (  3,243)
                                                                -----------
INCOME FROM CONTINUING OPERATIONS                                   1,432

  Income from Discontinued Operations                                 479
                                                                -----------
NET INCOME                                                          1,911

MEMBERS' EQUITY CONTRIBUTED                                        61,767
                                                                -----------
PRE-ACQUISITION MEMBERS' EQUITY - end of period                 $  63,678
                                                                ===========


The accompanying notes are an integral part of the financial statements.

                             [PAGE 3 OF 9]

                        CIVIC  PARKING,  L.L.C.
              STATEMENT  OF  PRE-ACQUISITION  CASH  FLOWS
          Period from March 21, 1996 through December 31, 1996
                             (in thousands)


RECONCILIATION OF NET INCOME TO NET
  CASH PROVIDED BY OPERATING ACTIVITIES
  Net Income                                                    $   1,911
  Adjustments to Reconcile Net Income to Net Cash
    Provided by Operating Activities -
    Depreciation                                                    1,102
    Amortization                                                      188
    Changes in Operating Assets and Liabilities -
      Decrease (Increase) in -
        Receivables                                              (    253)
        Prepayments                                              (     42)
        Other Assets                                             (     11)
     Increase (Decrease) in -
        Accounts Payable                                         (    694)
        Tenant Deposits                                                33
        Interest Payable                                              598
        Deferred Revenue                                                6
                                                                -----------
          Net Cash Provided by Operating Activities                 2,838
                                                                -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Advances to Related Parties                                    (    348)
                                                                -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Repayment of Notes Payable                                     (  1,214)
  Net Payment to Related Parties                                 (  1,276)
                                                                -----------
     Net Cash Used by Financing Activities                       (  2,490)
                                                                -----------
NET INCREASE IN CASH AND CASH EQUIVALENTS                               -

CASH AND CASH EQUIVALENTS - beginning of period                         -
                                                                -----------
CASH AND CASH EQUIVALENTS - end of period                       $       -
                                                                ===========


The accompanying notes are an integral part of the financial statements.

                             [PAGE 4 OF 9]

                        CIVIC  PARKING,  L.L.C.
              STATEMENT  OF  PRE-ACQUISITION  CASH  FLOWS
          Period from March 21, 1996 through December 31, 1996
                             (in thousands)





SUPPLEMENTAL DISCLOSURES OF CASH
  FLOW INFORMATION
  Cash Paid During the Year for -
    Interest                                                    $   2,652


SUPPLEMENTAL DISCLOSURE OF NONCASH
  INVESTING AND FINANCING ACTIVITIES
  Acquisition of Assets of Civic Center Corporation -
    Issuance of Notes Payable                                   $  52,500
    Assumption of Liabilities                                         992
    Payments by Related Parties                                    26,103
                                                                -----------
    Fair Value of Assets Acquired                               $  79,595
                                                                ===========
  Transfer of Assets and Liabilities to Related Parties -
    Land Lots and Bus Lot                                       $   9,677
    Interest in Professional Baseball Team                          3,974
    Financing and Acquisition Costs, net                              936
    Notes Payable                                                ( 51,286)
    Transfer of Accounts Receivable                                    37
    Transfer of Accounts Payable and Accrued Expenses            (    605)
                                                                -----------
                                                                $  37,267
                                                                ===========

  Transfer of Notes Payable to Related Party                    $(  5,000)



The accompanying notes are an integral part of the financial statements.

                             [PAGE 5 OF 9]

                        CIVIC  PARKING,  L.L.C.
                    NOTES  TO  FINANCIAL  STATEMENTS
                           December 31, 1996
                             (in thousands)


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies and practices followed by the company are as follows:

   PRE-ACQUISITION FINANCIAL STATEMENTS - The accompanying financial statements reflect the financial position and operations of Civic Parking, L.L.C. as of and for the period ended December 31, 1996, just prior to the company's acquisition by Central Parking System Realty, Inc. and its wholly-owned subsidiary.

   DESCRIPTION OF BUSINESS - The company engages in the business of leasing property and renting parking property located in St. Louis, Missouri.

   DEFERRED INCOME - Lease rent is reported as income over the lease term as it is earned. Rent received from tenants in advance is accounted for as deferred revenue. Parking rent is reported as income when earned.

   CASH AND CASH EQUIVALENTS - The company considers all money market accounts and highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The company maintains cash accounts at various financial institutions which may exceed federally insured amounts at times.

   PROPERTY AND EQUIPMENT - Property and equipment are stated at cost.
    Expenditures for repairs and maintenance are charged to expense as incurred and additions and improvements that significantly extend the lives of assets are capitalized. Upon sale or other retirement of depreciable property, the cost and accumulated depreciation are removed from the related accounts and any gain or loss is reflected in operations.

   Depreciation is provided on the straight-line method over the estimated useful lives of the depreciable assets.

   INTANGIBLE ASSETS - Initial and renewal leasing commissions are amortized over the remaining lease periods. Financing and acquisition costs are amortized over 5 years.

   INCOME TAXES - The company is not a taxpaying entity for federal income tax purposes; thus, no federal income tax expense has been recorded in the financial statements. Income of the company is taxed to the members in their respective returns based on the allocations defined in the operating agreement. The company, with the consent of its members, has been formed and will be operated in such a manner that it will be treated as a partnership for state income tax purposes.

                             [PAGE 6 OF 9]

                        CIVIC  PARKING,  L.L.C.
                    NOTES  TO  FINANCIAL  STATEMENTS
                           December 31, 1996
                             (in thousands)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

   ESTIMATES AND UNCERTAINTIES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


ORGANIZATION AND ACQUISITION

Civic Parking, L.L.C. was organized as a Missouri limited liability company on December 18, 1995. It is 99% owned by SLC Holdings,
L.L.C.

The company and certain related parties acquired substantially all the assets of Civic Center Corporation on March 21, 1996. The acquisition was accounted for as a purchase and the total purchase price was allocated to the assets purchased based on their fair market values. The portion of the purchase price allocated to the assets of the company was $79,585.

During December of 1996, the company transferred its interests in a professional baseball team, two land lots, and a bus lot to related parties and a related party assumed notes payable totaling $51,286.

On December 31, 1996, the company was purchased by Central Parking System Realty, Inc. and its wholly-owned subsidiary for $91,000.
The significant assets maintained by the company at the time of the sale consisted of four parking garages adjacent to Busch Stadium in downtown St. Louis, Missouri. The financial statements presented do not reflect this transaction.

Subsequent to the acquisition, Civic Parking, L.L.C. retained its name and is 50% owned by Central Parking System Realty, Inc. and 50% owned by Central Parking System Realty of Missouri, Inc., a wholly-owned subsidiary of Central Parking System Realty, Inc.

All payables to related parties were converted to members' equity during December,1996.

                             [PAGE 7 OF 9]

                        CIVIC  PARKING,  L.L.C.
                    NOTES  TO  FINANCIAL  STATEMENTS
                           December 31, 1996
                             (in thousands)


LEASES

Certain lease agreements provide for minimum and contingent rental income based upon varying percentages of the lessees' sales. Total contingent rental income for the period ended December 31, 1996, totaled $59,249. Minimum future rentals to be received by the company under noncancelable operating leases as of December 31, 1996, consist of the following:

           YEAR ENDING
        -------------------------------
        December 31, 1997     $     840
        December 31, 1998           740
        December 31, 1999           729
        December 31, 2000           624
        December 31, 2001           465
        Later Years               2,783
                              ---------
                              $   6,181
                              =========

DISCONTINUED OPERATIONS

During December, 1996, the company transferred its interest in two lots subject to long-term land leases to SLC Holdings, L.L.C. The lots were transferred at cost with no gain or loss recognized. Revenues related to this discontinued segment were $479 for the period from March 21, 1996 through December 31, 1996, with no significant related expenses.



                             [PAGE 8 OF 9]

                        CIVIC  PARKING,  L.L.C.
                    NOTES  TO  FINANCIAL  STATEMENTS
                           December 31, 1996
                             (in thousands)

QUARTERLY FINANCIAL DATA (unaudited)

Quarterly financial data for the period from March 21, 1996 through December 31, 1996, is as follows:

                               March 21 -        April 1 -          July 1 -             October 1 -
                               March 31,         June 30,           September 30,        December 31,
                               1996              1996               1996                 1996                   Total
                               ----------        ----------         ----------           ----------             ----------
REVENUES
  Parking Garage Revenue       $   469           $ 2,592            $ 3,092              $ 2,393                $ 8,546
  Other Parking Revenue             12               107                146                   55                    320
                               ----------        ----------         ----------           ----------             ----------
                                   481             2,699              3,238                2,448                  8,866
                               ----------        ----------         ----------           ----------             ----------

EXPENSES
  Operating - Parking Garages       51               455                626                  628                  1,760
  Operating - Other                  4                34                 45                   25                    108
  Depreciation                      10               364                364                  364                  1,102
  Amortization                       2                62                 62                   62                    188
  General and Administrative         2                13                119                  173                    307
  Property Taxes -
    Parking Garages                 22               226                226                  226                    700
  Property Taxes - Other             2                 8                  8                    8                     26
                               ----------        ----------         ----------           ----------             ----------
                                    93             1,162              1,450                1,486                  4,191
                               ----------        ----------         ----------           ----------             ----------
INCOME FROM OPERATIONS             388             1,537              1,788                  962                  4,675
                               ----------        ----------         ----------           ----------             ----------
OTHER INCOME (EXPENSE)
  Interest Income                    -                 2                  3                    2                      7
  Interest Expense              (  182)           (1,001)            (1,059)              (1,008)                (3,250)
                               ----------        ----------         ----------           ----------             ----------
                                (  182)           (  999)            (1,056)              (1,006)                (3,243)
                               ----------        ----------         ----------           ----------             ----------
INCOME (LOSS) FROM
  CONTINUING OPERATIONS            206               538                732               (   44)                 1,432

INCOME FROM DISCONTINUED
  OPERATIONS                        17               154                154                  154                    479
                               ----------        ----------         ----------           ----------             ----------
NET INCOME                     $   223           $   692            $   886              $   110                $ 1,911
                               ==========        ==========         ==========           ==========             ==========

                             [PAGE 9 OF 9]

AUDITED STATEMENTS OF REVENUES AND EXPENSES OF CIVIC CENTER CORPORATION


                        CIVIC CENTER CORPORATION

   (A managed facility of Central Parking System of St. Louis, Inc.)

               Statements of Direct Revenues and Expenses

    Period from January 1, 1996 through March 20, 1996 and the Year
                        Ended December 31, 1995

              (With Independent Auditors' Report Thereon)

                      Independent Auditors' Report



Board of Directors
Central Parking Corporation:

We have audited the accompanying statements of direct revenues and expenses of Civic Center Corporation, a managed facility of Central Parking System of St. Louis, Inc. (CPS-St. Louis), for the period from January 1, 1996 through March 20, 1996 and for the year ended December 31, 1995. These statements of direct revenues and expenses are the responsibility of the management of CPS-St. Louis. Our responsibility is to express an opinion on these statements of direct revenues and expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of direct revenues and expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Central Parking Corporation, as described in note 2 to the statements of direct revenues and expenses. The presentation is not intended to be a complete presentation of Civic Central Corporation's revenues and expenses.

In our opinion, the statements of direct revenues and expenses referred to above present fairly, in all material respects, the direct revenues and expenses of Civic Center Corporation for the period from January 1, 1996 through March 20, 1996 and for the year ended December 31, 1995, in conformity with generally accepted accounting principles.




KPMG PEAT MARWICK LLP


Nashville, Tennessee
March 14, 1997

                             [Page 1 of 4]

                        CIVIC CENTER CORPORATION

   ( A managed facility of Central Parking System of St. Louis, Inc.)

               Statements of Direct Revenues and Expenses

           Period from January 1, 1996 through March 20, 1996
                  and the Year ended December 31, 1995




                                           Period Ended         Year Ended
                                          March 20, 1996     December 31, 1995
                                        -----------------    -----------------

Direct revenues                             $ 1,979,629         $  8,950,610


Direct Expenses (note 3):
   Payroll and related expenses                 203,487            1,064,092
   Property taxes                               209,568              897,857
   Utilities, maintenance,
     and supplies                               124,782              529,848
   General expenses                              59,272              308,247
   Management fee                                29,101              118,309
                                        -----------------    -----------------
       Total direct expenses                    626,210            2,918,353
                                        -----------------    -----------------
       Direct revenues over expenses        $ 1,353,419         $  6,032,257
                                        =================    =================




See accompanying notes to the statements of direct revenues and expenses.

                             [Page 2 of 4]

                        CIVIC CENTER CORPORATION

   (A managed facility of Central Parking  System of St. Louis, Inc.)

          Notes to Statements of Direct Revenues and Expenses

           Period from January 1, 1996 through March 20, 1996
                  and the Year ended December 31, 1995


(1)   THE MANAGEMENT AGREEMENT
      Central Parking System of St. Louis (CPS-St. Louis), an indirect wholly-owned subsidiary of Central Parking Corporation, entered into a Management Agreement dated January 1, 1985, as amended (the Agreement), with Civic Center Corporation (Civic), in which CPS-St. Louis agreed to manage four parking garages (the Facility) and a bus lot in the St. Louis, Missouri area for a fixed annual management fee plus a percentage of net profits, as defined therein, and reimbursement of certain expenses. CPS-St. Louis is responsible for paying the Facility's operating expenses which are periodically reimbursed by Civic. The Agreement was for one year commencing January 1, 1985. The Agreement continued in effect on the same terms and conditions, and allowed for termination by either party by giving the other party sixty (60) days prior written notice of such termination. The Agreement was terminated on December 31, 1996 upon the acquisition described in note 4.

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF ACCOUNTING

      These statements of direct revenues and expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Central Parking Corporation, which purchased the managed properties, excluding the bus lot, through its wholly-owned subsidiaries as further described in note 4.

      These statements were prepared using the accrual basis of accounting, which recognizes direct revenue when earned and direct expenses when incurred. These statements include only those direct revenues and expenses associated with the Facility that CPS-St. Louis is responsible for managing under the terms of the Agreement, and only for those properties which Central Parking purchased (see note 4). Accordingly, these statements do not include allocated general and administrative expense of Civic Center Corporation and depreciation and amortization of the properties managed. Further, these statements exclude revenues and expenses related to commercial rental properties acquired in the transaction discussed in note 4 but which were excluded from the Agreement.

                             [Page 3 of 4]

(3)   RELATED PARTY TRANSACTIONS

      Direct expenses incurred by Civic related to services rendered by CPS-St. Louis in the operation of the Facility include management fees of $29,101 for the period ended March 20, 1996, and $118,309 for the year ended December 31, 1995. Group and liability insurance paid to CPS-St. Louis and included in direct expenses totaled $30,084 and $180,690 for the 1996 and 1995 periods, respectively.

(4)   SUBSEQUENT EVENTS

      On March 21, 1996, Civic sold the properties managed by CPS-
      St. Louis to Civic Center, LLC. CPS-St. Louis entered into a similar agreement with Civic Center, LLC to manage the Facility for a base and percentage fee. On December 31, 1996, Central Parking Corporation purchased Civic Center, LLC for approximately $91 million through its wholly-owned subsidiaries.


                             [Page 4 of 4]

Item 7 (b)  PROFORMA FINANCIAL STATEMENTS

                      CENTRAL PARKING CORPORATION
         UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial information of Central Parking Corporation ("Company") is based on (a) the historical consolidated financial statements of the Company, (b) the historical statements of direct revenues and expenses of Civic Center Corporation ("Civic Center"),
(c) the historical financial statements of Civic Parking, L.L.C. ("Civic"), and
(d) the historical consolidated financial statements of Square Industries, Inc. ("Square").

The historical consolidated balance sheet of the Company as of December 31, 1996 presents the consolidated financial position of the Company on such date, and reflects the Company's acquisition of Civic on December 31, 1996 using the purchase method of accounting, based on a preliminary allocation of the purchase price. The unaudited pro forma consolidated balance sheet as of December 31, 1996 assumes that the Company's acquisition of Square on January 18, 1997 had occurred on December 31, 1996. The Company's acquisitions of
Civic and Square are hereinafter referred to as the Acquisitions.

The historical statements of earnings for the year ended September 30, 1996 reflects (a) the historical results of operations of the Company for its fiscal year then ended, (b) the historical direct revenues and expenses of the parking garages of Civic Center, which were managed by the Company and ultimately acquired by the Company from Civic, for the period from January 1, 1996 to March 20, 1996, (c) the historical results of operations of Civic for the period from March 21, 1996 to December 31, 1996, Civic's fiscal year end, and (d) the historical results of operations of Square for its fiscal year ended
December 31, 1996.

The historical statements of earnings for the quarter ended December 31, 1996 reflects the historical results of operations of the Company for the first quarter of its fiscal year 1997 and the historical results of operations of Civic and Square for their respective quarters ended December 31, 1996.

The unaudited pro forma consolidated statements of earnings were prepared assuming that the Acquisitions were consummated on October 1, 1995.

The unaudited pro forma consolidated financial information has been prepared based on the historical financial statements of the Company and the acquired entities, reclassified as necessary to conform with the presentation used in the consolidated financial statements of the Company, and give effect to (a) the Acquisitions under the purchase method of accounting, based on preliminary allocations of the respective purchase prices, (b) the financing of the Acquisitions, (c) certain estimated operational and financial combination benefits which are a direct result of the Square acquisition, and (d) the assumptions and adjustments which are deemed appropriate by management of the Company and which are described in the accompanying notes to the pro forma consolidated financial information.

This pro forma consolidated financial information may not be indicative of the results that would have occurred if the Acquisitions had been in effect on the dates indicated or which may be obtained in the future. Such pro forma consolidated financial information should be read in conjunction with such historical financial statements and notes thereto.

                      CENTRAL PARKING CORPORATION
                  PRO FORMA CONSOLIDATED BALANCE SHEET
                           December 31, 1996
            (All dollar amounts are expressed in thousands)
                              (Unaudited)

                                                                  Effects of
                                                                  Square
                                                                  Acquisition
                                               Historical         and                  Pro Forma
                                                                  Related              Consolidated
                                        Company      Square       Financing            Totals
                                        ---------    --------     --------------       -------------
ASSETS

Current assets:
  Cash and cash equivalents             $   5,850    $  2,266     $      -             $  8,116
  Management accounts receivable            8,594           -            -                8,594
  Accounts and current portion of
    notes receivable - other                3,356       1,586            -                4,942
  Prepaid expenses                          6,203       2,619            -                8,822
  Other current assets                          -         446            -                  446
  Deferred income taxes                         8         419            -                  427
  Refundable income taxes                       -          48            -                   48
                                        ---------    --------     --------------       -------------
     Total current assets                  24,011       7,384            -               31,395

Investments, at amortized cost              4,551           -            -                4,551
Notes receivable, less current portion      8,027           -            -                8,027
Property, equipment, and leasehold
  improvements, net                       131,073      30,098        30,847             192,018
Contract rights, net                        5,601           -             -               5,601
Goodwill, net                                   -           -        27,724              27,724
Investment in limited partnerships          1,240           -             -               1,240
Investment in general partnerships          1,772           -             -               1,772
Non-current deferred taxes                      -       2,464        (2,464)                  -
Other assets                                2,525       5,148           500               6,224
                                                                     (1,949)
                                        ---------    --------     --------------       -------------
                                        $ 178,800    $ 45,094     $  54,658            $278,552
                                        =========    ========     ==============       =============

 LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Current portion of long-term debt     $      -     $  3,762     $       -            $  3,762
  Accounts payable                         11,318       1,170         1,559              14,047
  Accrued expenses                          6,023       9,676         1,343              17,042
  Accrued local rent tax                        -       2,026             -               2,026
  Management accounts payable               6,387           -             -               6,387
  Income taxes payable                      3,099           -             -               3,099
  Other current liabilities                     -         373             -                 373
                                        ---------    --------     --------------       -------------
     Total current liabilities             26,827      17,007         2,902              46,736

Long-term debt                             67,200      19,419        52,681             139,300
Other liabilities                           2,984       3,959             -               6,943
Deferred income taxes                       1,386           -         3,784               5,170
                                        ---------    --------     --------------       -------------
    Total liabilities                      98,397      40,385        59,367             198,149

Shareholders' equity :
    Common Stock                              175          13           (13)                175
    Additional paid-in capital             31,913       3,408        (3,408)             31,913
    Foreign currency
      translation adjustment                  (64)       (212)          212                 (64)
    Retained earnings                      48,999       1,736        (1,736)             48,999
    Deferred compensation on
      restricted stock, net                  (620)          -             -                (620)
    Treasury stock at cost                      -        (236)          236                   -
                                        ---------    --------     --------------       -------------
       Total shareholders' equity          80,403       4,709        (4,709)             80,403
                                        ---------    --------     --------------       -------------
                                        $ 178,800    $ 45,094     $  54,658            $278,552
                                        =========    ========     ==============       =============

See accompanying notes to pro forma consolidated financial information.

              CENTRAL PARKING CORPORATION AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
                  Three months ended December 31, 1996
 (All dollar amounts are expressed in thousands, except per share data)
                              (Unaudited)


                                Company       Square                     Pro Forma      Civic                          Pro Forma
                                Historical    Historical   Adjustments   Consolidated   Historical    Adjustments      Consolidated
                                -----------   ----------   -----------   -------------  -----------   --------------   -------------
Revenues:
  Parking                       $ 32,085      $ 18,921     $   -         $ 51,006       $  2,448      $     (55) (J)    $ 53,399
  Management contract              9,338             -         -            9,338              -            (53) (A)       9,285
                                -----------   ----------   -----------   -------------  -----------   --------------   -------------
    Total revenues                41,423        18,921         -           60,344          2,448           (108)          62,684
Costs and expenses:
  Cost of parking                 29,085        15,990        (23) (C)     45,052          1,313            (85) (C)      46,194
                                                                                                            (53) (A)
                                                                                                            (33) (J)
  Cost of management contracts     2,501             -          -           2,501              -              -            2,501
  Amortization of intangibles          -             -        302  (B)        302              -              -              302
  Acquisition Costs                    -         2,864     (2,864) (F)          -              -              -                -
  General and administrative       4,708         2,300     (1,164) (H)      5,747            173              -            5,920
                                                              (97) (G)
                                -----------   ----------   -----------   -------------  -----------   --------------   -------------
     Total costs and expenses     36,294        21,154     (3,846)         53,602          1,486           (171)          54,917

                                -----------   ----------   -----------   -------------  -----------   --------------   -------------
  Operating earnings (loss)        5,129        (2,233)     3,846           6,742            962             63            7,767

Other income (expenses):
  Interest income                    625             -          -             625              2           (285) (D)         342
  Interest expense                    (7)          232     (1,357) (E)     (1,132)        (1,008)          (135) (E)      (2,275)
  Net gains on sales of
    property and equipment             3             -          -               3              -              -                3
 Equity in partnership and
   joint venture earnings            250             -          -             250              -              -              250
 Write-off of Assets                   -          (964)       612  (G)       (352)             -              -             (352)
   Earnings (loss) before
     income taxes                  6,000        (2,965)     3,101           6,136            (44)          (357)           5,735
                                -----------   ----------   -----------   -------------  -----------   --------------   -------------

Income tax expense                 2,101            38        179  (I)      2,318              -           (145) (I)       2,173
                                -----------   ----------   -----------   -------------  -----------   --------------   -------------
  Net earnings (loss)              3,899        (3,003)     2,922           3,818            (44)          (212)           3,562
                                ===========   ==========   ===========   =============  ===========   ==============   =============
Weighted average shares and
  share equivalents               17,620                                   17,620                                         17,620
                                ===========                              =============                                 =============
Net earnings per share            $ 0.22                                   $ 0.22                                         $ 0.20
                                ===========                              =============                                 =============

See accompanying notes to pro forma consolidated financial information.

              CENTRAL PARKING CORPORATION AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
                     Year ended September 30, 1996
 (All dollar amounts are expressed in thousands, except per share data)
                              (Unaudited)

                                                                Civic         Civic
             Company    Square                   Pro Forma      1/1-3/20/96   3/21-12/31/96                     Pro Forma
             Historical Historical Adjustments   Consolidated   Historical    Historical       Adjustments      Consolidated
             ---------- ---------- -----------   -------------  -----------   --------------   -------------    --------------

REVENUES:
Parking      $ 109,272  $67,869    $     -       $177,141       $  1,980      $   8,866        $    188 (K)     $ 187,855
                                                                                                   (320)(J)
Management
contract        34,044        -          -         34,044              -              -            (317)(A)        33,727

             ---------- ---------- -----------   -------------  -----------   --------------   -------------    --------------
Total
revenues       143,316   67,869          -        211,185          1,980          8,866            (449)          221,582

Costs and
expenses:

Cost of
parking         99,196   56,882        (92) (C)   155,986            626          3,884              73 (C)       160,118


Cost of
management
contracts        9,769        -          -          9,769              -              -               -             9,769

Amortization
of                                                                                                    -             1,208
intangibles          -        -      1,208   (B)    1,208              -              -
Acquisition                                                                                           -                 -
Costs                -    2,864     (2,864)  (F)        -              -              -

General and
administra-
tive            17,419    8,781     (4,356)  (H)   21,457              -            307              15 (K)        21,779
                                      (387)  (G)

             ---------- ---------- -----------   -------------  -----------   --------------   -------------    --------------
Total costs
and expenses   126,384   68,527     (6,491)       188,420            626          4,191            (363)          192,874

             ---------- ---------- -----------   -------------  -----------   --------------   -------------    --------------
Operating
earnings
(loss)          16,932     (658)     6,491         22,765          1,354          4,675             (86)           28,708

Other
income
(expenses):
Interest                                                                              7          (1,130)(D)         1,180
income           2,303        -          -          2,303              -

Interest
expense              -   (1,296)    (3,359)  (E)   (4,655)             -         (3,250)         (1,286)(E)        (9,191)

Net gains
on sales of
property and
equipment        1,192       -           -          1,192              -              -               -             1,192

Equity in
partnership
and joint
venture
earnings           641       -           -            641              -              -                -              641

Write-off of
assets               -     (964)       612 (G)       (352)             -              -                -             (352)

Reimbursement
of previously
incurred
fixed costs          -    1,049          -          1,049              -              -                -            1,049

Gain from
litigation
settlement           -      651          -            651              -              -                -              651

             ---------- ---------- -----------   -------------  -----------   --------------   -------------    --------------
Earnings
(loss)
before
income
taxes           21,068   (1,218)     3,744         23,594          1,354          1,432           (2,502)          23,878

Income
tax
expense          7,232      470      1,227 (I)      8,929              -              -              103 (I)        9,032

             ---------- ---------- -----------   -------------  -----------   --------------   -------------    --------------
Net
earnings
(loss)          13,836   (1,688)   $ 2,517       $ 14,665       $  1,354      $   1,432        $  (2,605)       $  14,846
             ========== ========== ===========   =============  ===========   ==============   =============    ==============
Weighted
average
shares
and share
equivalents     17,491                                            17,491                                            17,491
             ==========                                         ===========                                     ==============

Net
earnings
per share     $   0.79                                           $  0.84                                        $     0.85
             ==========                                         ===========                                     ===============

See accompanying notes to pro forma consolidated financial information.

                      CENTRAL PARKING CORPORATION

         Unaudited Pro Forma Consolidated Financial Information

BASIS OF PRESENTATION

The accompanying pro forma consolidated balance sheet as of December 31, 1996 and the related pro forma consolidated statements of earnings for the three months ended December 31, 1996 and the fiscal year ended September 30, 1996 give effect to all completed fiscal 1997 acquisitions as if they occurred on the first day of fiscal 1997 and 1996. The pro forma information is based on the historical financial statements of the Company and the acquired entities, giving effect to the acquisitions under the purchase method of accounting, and the assumption adjustments in the accompanying notes to the pro forma consolidated financial information.

The pro forma statements have been prepared by Central Parking Corporation ("CPC") management based on the audited financial statements of the acquired entities reclassified where necessary, with respect to pre-acquisition periods, to the presentation used in the historical financial statements of the Company. These pro forma statements may not be indicative of the results that would have occurred if the acquisitions had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the consolidated financial statements and notes of Central Parking Corporation.

                      CENTRAL PARKING CORPORATION

         NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


The accompanying pro forma financial information presents the pro forma consolidated financial condition of Central Parking
Corporation as of December 31, 1996 and the pro forma consolidated results of operations for the three months ended December 31, 1996 and the fiscal year ended September 30, 1996.

On December 31, 1996, the Company acquired for cash 100% of the ownership units in Civic Parking, LLC, a Missouri limited liability company ("Civic"). On January 18, 1997, the Company completed the acquisition of Square Industries, Inc., a New York corporation ("Square"), through a cash tender offer for all the outstanding shares of common stock of Square. The Company's historical consolidated balance sheet reflects the acquired net assets and effects of financing of Civic, and the accompanying pro forma consolidated balance sheet includes the acquired assets and liabilities and effects of the related financing, as if Square had been acquired on December 31, 1996. The accompanying pro forma consolidated statements of earnings reflect the pro forma results of operations of the Company, as adjusted, as if Civic and Square had been acquired on October 1, 1995.


PRO FORMA CONSOLIDATED BALANCE SHEET

The adjustments in the pro forma consolidated balance sheet are to reflect (i) the preliminary allocation of the purchase price of Square based upon estimates of fair value of the assets and liabilities acquired, (ii) the effects of related borrowings, $1.6 million of transaction costs, and $1.3 million estimated severance costs, (iii) the recording of intangible assets acquired (goodwill of $27.7 million and non-compete agreements of $500 thousand), (iv) the elimination of deferred expenses, and (v) the related tax effects. The effect of the Company's acquisition of Civic is reflected in the Company's historical information, based upon preliminary purchase price allocations, as the acquisition was completed December 31, 1996. Final purchase price allocations are not expected to be materially different from the preliminary allocations.

PRO FORMA CONSOLIDATED STATEMENTS OF  EARNINGS

The adjustments reflected in the pro forma consolidated statements of earnings are as follows:

      THREE MONTHS ENDED DECEMBER 31, 1996

      (A) To eliminate management contract revenue and expense related to the prior management agreement between Civic and the Company.

      (B) To record amortization of the intangible assets. The goodwill and non-compete are being amortized over periods of 25 and 5 years, respectively.

      (C) To reflect the net change in depreciation resulting from the fair value adjustments and changes in estimated asset lives.

      (D) To reflect a decrease in income earned on cash investments used for purposes of the acquisition of Civic.

      (E)  To reflect interest on acquisition related borrowings.
           Interest is calculated at an annual rate of 6.75%.

      (F) To eliminate the effect of acquisition costs reflected in Square's historical results of operations and directly related to Square's sale to the Company.

      (G) To eliminate the effect of Square's (i) scheduled amortization of deferred expenses and financing costs, and (ii) the write-off of $612 thousand deferred financing costs directly related to the acquisition.

      (H) To record the effect of estimated cost savings relating to general and administrative expenses, including excess personnel, to be eliminated prospectively in connection with the Square acquisition.

      (I) To record estimated federal and state income taxes at a combined rate of 36%.

      (J) To eliminate the revenues and expenses related to a bus lot not acquired, but included in the historical financial statements of Civic for the period from March 21, 1996 through December 31, 1996.

     YEAR ENDED SEPTEMBER 30, 1996

      (A) To eliminate management contract revenue and expense related to the prior management agreement between Civic and the Company.

      (B) To record amortization of the intangible assets. The goodwill and non-compete are being amortized over periods of 25 and 5 years, respectively.

      (C) To reflect the net change in depreciation resulting from the fair value adjustments and changes in estimated asset lives.

      (D) To reflect a decrease in income earned on cash investments used for purposes of the acquisition of Civic.

       (E) To reflect interest on acquisition related borrowings.
           Interest is calculated at an annual rate of 6.75%.

      (F) To eliminate the effect of acquisition costs reflected in Square's historical results of operations and directly related to Square's sale to the Company.

      (G) To eliminate the effect of Square's (i) scheduled amortization of deferred expenses and financing costs, and (ii) the write-off of $612 thousand deferred financing costs directly related to the acquisition.

      (H) To record the effect of estimated cost savings relating to general and administrative expenses, including excess personnel, to be eliminated prospectively in connection with the Square acquisition.

      (I) To record estimated federal and state income taxes at a combined rate of 36%.

      (J) To eliminate the revenues and expenses related to a bus lot not acquired, but included in the historical financial statements of Civic for the period March 21, 1996 through
           December 31, 1996.

      (K) To record commercial rental income and certain property expenses excluded from the Civic Center historical statement of direct revenues and expenses for the period January 1 through March 20, 1996.